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                                                                  EXHIBIT 10.52

                            INTERCREDITOR AGREEMENT
                            -----------------------

         This Intercreditor Agreement ("Agreement") is entered into as of NOVEMBER 1, 1996 between HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED ("HKSB") and STANDARD CHARTERED BANK ("SCB"), collectively and singularly referred to herein as "Lender(s)".

                             R  E  C  I  T  A  L  S
                             ----------------------

         A. HKSB has an existing credit facility with Tarrant Company Limited ("Company") in the aggregate sum of $33,000,000 USD.

         B. SCB has committed to lend to Company the aggregate sum of $10,000,000 USD.

         C. From time to time, the Lenders may make advances to Company on their respective credit facilities and each desires to be secured with respect to such advances by its respective security interest in Tarrant Apparel Group's ("T.A.G.") inventory.

         D. The Lenders desire to enter an agreement upon their respective rights as regards to T.A.G.'s inventory in which both of them has or may hereafter have a security interest (see definition of Collateral below).


         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

                 1.       Definitions

                          (a)     "Credit Facility" means the entire
lending/borrowing facility committed to Company by both Lenders, including but not limited to, all revolving lines of credit, import/export lines of credit, term loans and all types of letters of credit.

                          (b)     "Collateral" shall mean inventory, excluding
that certain inventory subject to a Specific Security Interest (defined hereinafter), now owned or at any time hereinafter acquired by T.A.G. or in which T.A.G. now has or at any time in the future may acquire any right, title or interest in, including, but not limited to, all raw materials, work in progress, finished goods, merchandise, parts and supplies of every kind and description, including inventory temporarily out of T.A.G.'s custody or possession, together with all returns on accounts now acquired or to be acquired by T.A.G. from the Company. Collateral shall also include all books and records, including electronic data, relating to the foregoing inventory and information storage devices and media containing such books and records, now existing or hereafter made, compiled or acquired.

                          (c)     "Event of Default" shall mean (i) the failure
of Company to pay the Obligations (hereinafter defined) on the date when due or
(ii) an Event of Default as that term is defined in the Security Agreement (defined below) between T.A.G. and HKSB or (iii) an Event of Default as that term is defined in the Security Agreement (defined below) between T.A.G. and SCB.



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                          (d)     "Majority Lender" shall mean the Lender that
has an amount greater than 50% of the Obligations outstanding in the Event of Default.

                          (e)     "Minority Lender" shall mean the Lender that
has an amount less than 50% of the Obligations outstanding in the Event of a Default.

                          (f)     "Obligations" shall mean all indebtedness for
borrowed money and other liabilities, direct or contingent, of the Company, and whether or not yet matured, now or hereafter due or to become due from the Company to either of the Lenders.

                          (g)     "Pro Rata Share" shall mean that portion of
the Collateral in which each Lender has a security interest and the entitlement to liquidate, foreclose or otherwise dispose of such Collateral upon an Event of Default by the Company, equal to the ratio which the Obligations to that respective Lender bears to the aggregate sum of all Obligations before the application of any rights of set-off, bankers' liens or the realization upon a Specific Security Interest.

                          (h)     "Security Agreement(s)" shall mean the
Security Agreement (Guaranty of Tarrant Co., Ltd. Debt) dated June 6, 1995 between HKSB and T.A.G., and the Security Agreement between SCB and T.A.G. executed on substantially even date herewith.

                          (i)     "Specific Security Interest" means a valid
and perfected security interest of a Lender in goods as to which

                                  (a)      the Lender controls possession of
the goods through a document of title, including but without limitation, a bill of lading; or

                                  (b)      the goods are specifically listed or
described in a Trust Receipt or security agreement arising from or related to an acceptance financing arrangement and delivered to the Lender at or about the time the security interest attaches.

         All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided by the California Commercial Code to the extent the same are defined therein.

                 2.       Priority of Security Interests

                 (a) A Specific Security Interest of a Lender in goods has priority to the extent of all Liabilities of the Company to such Lender secured thereby over any security interest of the other Lender in the same goods arising under the Security Agreement of the other Lender specified in 1(h).

                 (b) Other than as set forth herein, this agreement is not intended to affect HKSB rights or priorities under the Security Agreement (Tarrant Co. Ltd. draft acceptances) dated June 6, 1995 between HKSB and T.A.G.

                 3.       Liquidation in Event of Default

                          (a)     Upon an Event of Default by Company, the
Lender declaring a default shall notify the other Lender in writing within ten
(10) days of such declaration. The Majority Lender shall then determine, in its sole and absolute discretion, whether to allow the commencement of liquidation of the Collateral. In the event Majority Lender decides to proceed with liquidation of the Collateral, Majority Lender shall act as Minority Lender's agent and agrees to liquidate the Collateral for the benefit of both Lenders. Majority Lender shall distribute to Minority Lender the Pro Rata Share of Minority Lender from the proceeds of the liquidation of the Collateral after deduction of reasonable expenses (including selling expenses and attorneys' fees) incurred as a result of the sale, assignment, foreclosure or other disposition of the Collateral and payment of Majority Lender's Pro Rata Share.






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                          (b)     The Minority Lender shall not, without prior
written approval of Majority Lender, commence to foreclose, liquidate, assign or otherwise dispose of any Collateral, including Collateral subject to a purchase money security interest. In the event the Company is in default on its Obligations to Minority Lender or pursuant to the Security Agreement, the failure by Majority Lender to liquidate the Collateral shall not constitute a waiver of any rights and/or remedies Minority Lender may have against the Company directly.

                 4.       Pari Passu Status   Notwithstanding the time of
perfection of each Lender's respective security interest in the Collateral granted under the respective Security Agreement(s), UCC filings, or otherwise, each Lender's respective interest in such Collateral shall rank equally in priority with that of the other Lender, and shall for purposes of this Agreement be allocated between the Lenders in accordance with that Lender's respective Pro Rata Share.

                 5.       No Right to Set-Off

                          (a)     If either Lender shall recover an amount in
excess of its Pro Rata Share as a result of the (i) receipt or other realization of any monies or other property with respect to or on account of any of the Collateral, including without limitation as a result of the application of any rights of setoff, bankers' lien or the enforcement of a Specific Security Interest, or (ii) payment or prepayment by the Company of any of the Obligations, then such Lender shall either directly transfer or convey the excess amount to the other Lender or shall make such other arrangements in respect of such excess as shall result in each Lender receiving its Pro Rata Share.

                          (b)     The foregoing principles shall also apply in
the event either Lender shall receive any property pursuant to bankruptcy court order or otherwise, in substitution for monies realized or realizable through application or availability of the right of setoff.

                 6.       Miscellaneous

                          (a)     The Agreement shall be governed by and
construed according to the laws of the State of California.

                          (b)     This Agreement is solely for the benefit of
the undersigned parties, their respective successors and assigns. No other person, firm, entity or corporation shall have any right, benefit, priority or interest under or due to the existence of this Agreement.





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                          (c)     This agreement shall remain in effect until
one Lender gives written notice to the other Lender of its intention to terminate. No notice of termination shall impair any Specific Security Interest or other security interest acquired by any Lender prior to the notice or affect the priorities thereof hereunder.



                                 THE HONGKONG AND SHANGHAI BANKING
                                 CORPORATION LIMITED


                                 By: /s/    James Benoit
                                    ------------------------------------
                                      James Benoit
                                 Its: Corporate Relationship Manager
                                     -----------------------------------
                                      Textiles & Garments Division, CIB



                                 STANDARD CHARTERED BANK


                                 By: /s/    Bernie Yip
                                     -----------------------------------
                                      Bernie Yip
                                 Its: Senior Manager, CBG/T&G2
                                     -----------------------------------




                       -----------------------------------

                               CONSENT OF TARRANT

                       -----------------------------------


         The undersigned, being the above mentioned Company, having read the within Agreement, but without in any way confirming the provisions thereof and without waiving rights it may have against either party, does hereby agree that if either party to said Agreement purchases a participating interest in the obligations of the other, then the purchaser shall have all of the rights of setoff, bankers lien and counterclaim with respect to the Obligations so purchased as if said Obligations had originally been due or to become due from the Company directly to the purchaser.



                                 TARRANT COMPANY LIMITED


                                 By: /s/ Paul Lau Po Law
                                    -----------------------------------
                                         Paul Lau Po Law
                                 Title: Director & Financial Controller
                                       --------------------------------






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